Exhibit 10.1

SUBSCRIPTION AGREEMENT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION.  THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BE PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

 November 25, 2015

Ladies and Gentlemen:

1. Subscription. Clean Coal Technologies, Inc., a Nevada corporation (the “Company”), is offering (the “Offering”) up to an aggregate of $7,591,472.38 in face or principal amount of Notes (as defined below) to the subscribers set forth on the signature page hereof (each a “Purchaser”, and collectively, the “Purchasers”), in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act and/or Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”). The Notes are being offered at a purchase price equal to 91% of the principal or face amount of the Notes, in an aggregate amount of $6,908,239.87 (the amount payable with respect to each Note, the “Purchase Price”). Each of the undersigned Purchasers, intending to be legally bound, hereby irrevocably agrees to purchase from the Company, the number of Notes in the aggregate principal amount and at the aggregate Purchase Price set forth on the signature page hereof. The undersigned acknowledges that the Notes, and the underlying common stock and warrants, will be subject to restrictions on transfer as set forth in this Subscription Agreement and in the Notes.

2. The Stages of the Offering: The Offering shall be a staged offering. The first stage of the Offering (the “Stage I Offering”) includes the issuance and sale of Series A 12% secured convertible notes (the “Series A Notes”) in the principal amount up to $3,741,472.38, of which, as of the date of this agreement, $3,741,472.38 in principal amount has been fully advanced and funded by the Purchasers in the amounts and on the dates set forth on Appendix A (the “Series A Advances”).  The second stage of the Offering (the “Stage II Offering”) includes the issuance and sale of Series B 12% secured convertible notes (the “Series B Notes”) in the minimum principal amount of $626,226.37, but not more than $1,650,000, of which, as of the date of this agreement, the minimum principal amount of $626,226.37 has been fully advanced and funded by the Purchasers in the amounts and on the dates set forth on Appendix A (the “Series B Advances”).  The third stage of the Offering (the “Stage III Offering”) includes the issuance and sale of Series C 12% secured convertible notes (the “Series C Notes”, together with Series A Notes and Series B Notes, the “Notes”) in the minimum principal amount of $507,846.15, but not more than $2,200,000, of which, as of the date of this agreement, the minimum principal amount of $507,846.15 has been fully advanced and funded by the Purchasers in the amounts and on the dates set forth on Appendix A (the “Series C Advances”).  Each of the Stage I Offering, the Stage II Offering and the Stage III Offering shall commence as of the date of this Subscription Agreement.

3. Notes Offered. Each Series A Note shall convert at any time from the issuance to its maturity, at the respective Purchaser’s sole discretion, into units of the Company’s securities (the “Units”), at a conversion price of $0.08 per Unit.  Each Unit shall consist of one share (a “Stage I Common Share”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”) and one three-year common stock warrant (a “Warrant”) to purchase one share of Common Stock at an exercise price of $0.10 per share (a “Warrant Share”).  Each Series B Note shall convert at any time from the issuance to its maturity, at the respective Purchaser’s sole discretion, into shares (the “Stage II Common Shares”) of Common Stock at a conversion price of $0.12 per share. The Series C Notes shall convert at any time from the issuance to its maturity, at the respective Purchaser’s sole discretion, into shares (the “Stage III Common Shares”, which, collectively with Stage I Common Shares and Stage II Common Shares, are sometimes referred herein below as “Conversion Shares”) of Common Stock at a conversion price of $0.15 per share. The Notes, Units, Warrants, Warrant Shares and Conversion Shares are collectively referred to herein as “Securities”.  The Notes shall have substantially the same terms as indicated in the Form of Series A Note attached hereto as Exhibit A, the Form of Series B Note attached hereto as Exhibit B and the Form of Series C Note attached hereto as Exhibit C, including but not limited to the following:

(a) Maturity: The Notes mature three years from the date of issuance.

(b) Denominations: The Notes shall be issued in face amount denominations of $1,000 or such larger denominations as mutually agreed to by the Company and each Purchaser.

(c) Interest: The Notes shall bear interest at the rate of 12% per annum payable quarterly in arrears. Until such time as the Company reaches positive cash flow for a minimum of two successive fiscal quarters or, if earlier, until the first anniversary of the Issuance Date, interest may be paid in-kind, at the option of the Company.  From and after the occurrence of an Event of Default (as defined the Notes) and until such Event of Default is cured, the interest rate shall be increased to eighteen percent (18%) per annum and interest accrued during that period shall be payable in cash only.

(d) Security:  The Notes will be secured by a security interest in and lien on all now owned or hereafter acquired assets of the Company and its subsidiaries, pursuant to a Security Agreement between the Company and the Purchasers in substantially the form attached hereto as Exhibit D.

(e) Rank:  All payments due under the Notes shall rank senior to all the Company’s debt currently outstanding or hereafter created, unless prohibited by law, except for the Permitted Liens (as defined below). The Company shall be able to issue notes hereafter without the consent of the Purchasers, provided that such notes rank junior to the Notes.

Notwithstanding the foregoing, in the event of any inconsistency between the terms outlined above the and the terms of the Notes, the terms of the Notes shall control.

4. Representations and Warranties of the Purchasers. Each Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a) None of the Securities are registered under the Securities Act, or any state securities laws. The Purchaser understands that the offering and sale of the Notes is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

(b) The Purchaser will comply with all applicable laws and regulations in effect in any jurisdiction in which the Purchaser purchases or sells the Securities, or the underlying common stock or warrants, and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such purchases or sales, and the Company shall have no responsibility therefor;

(c) Prior to the execution of this Subscription Agreement, the Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax adviser, if any (collectively, the “Advisers”), have received this Subscription Agreement and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein;

(d) Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission or other regulatory authority has approved the Notes, the Units, the Warrant, the Conversion Shares or the Warrant Shares, or passed upon or endorsed the merits of the Offering;

(e) All documents, records, and books pertaining to the investment in the Notes have been made available for inspection by the Purchaser and its Advisers, if any;

(f) The Purchaser and/or its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Notes and the business, financial condition and results of operations of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and its Advisers, if any;

(g) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated herein;

(h) The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and sale of the Notes and is not subscribing for the Notes and did not become aware of the Offering through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(i) The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby;

(j) The Purchaser, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Securities and the Company and to make an informed investment decision with respect thereto;

(k) The Purchaser is not relying on the Company, or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers;

(l) The Purchaser confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Securities.  It is understood that the information and explanations related to the terms and conditions of the Securities provided by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Securities, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the Purchaser in deciding to invest in the Securities.  The Purchaser acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining the undersigned’s authority to invest in the Securities;

(m) The Purchase confirms that the Company has not (i) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (ii) made any representation to the undersigned regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations.  In deciding to purchase the Securities, the undersigned has made its own independent decision that the investment in the Securities is suitable and appropriate for the undersigned;

(n) The Purchaser is acquiring the Notes solely for such Purchaser’s own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. Except as permitted by such Purchaser’s constituent documents, the Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Securities, and the Purchaser has no plans to enter into any such agreement or arrangement;

(o) The Purchaser must bear the substantial economic risks of the investment in the Notes indefinitely because neither the Notes or any of the securities issuable upon conversion of the Notes may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available (including, without limitation, under Regulation S). Legends to the following effect shall be placed on the Notes and the securities issuable upon conversion of the Notes to the effect that they have not been registered under the Securities Act or applicable state securities laws:

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES  ACT  OF  1933,  AS  AMENDED  (THE  “SECURITIES  ACT”).  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH (I) REGULATION S UNDER THE SECURITIES ACT, IF AVAILABLE, (II) ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, IF AVAILABLE, OR (III) UNDER AN EFFECTIVE REGISTRATION STATEMENT, AND, IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF, MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. RELIANCE ON AN EXEMPTION FROM REGISTRATION WILL REQUIRE THE HOLDER TO PROVIDE THE COMPANY WITH AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION MUST BE SATISFACTORY TO THE COMPANY.

Appropriate notations will be made in the Company’s stock books to the effect that the securities issuable upon conversion of the Notes have not been registered under the Securities Act or applicable state securities laws. Stop transfer instructions will be placed with the transfer agent with respect to the Conversion Shares and Warrant Shares and on the Company’s books with respect to the Notes, Units and Warrants. The Company has agreed that purchasers of the Notes will have the right to demand, with respect to the Conversion Shares and Warrant Shares, registration rights, the terms of which are discussed in Section 8 below. Notwithstanding such registration rights, there can be no assurance that there will be any market for resale of the Conversion Shares or Warrant Shares, nor can there be any assurance that such securities will be freely transferable at any time in the foreseeable future.

(p) The Purchaser agrees: (i) that the Purchaser will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act and all applicable state securities laws, or in a transaction except from the registration provisions of the Securities Act and all applicable state securities laws and (ii) that the Company and its affiliates shall not be required to give effect to any purported transfer of the Securities except upon compliance with the foregoing restrictions;

(q) The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Notes for an indefinite period of time;

(r) The Purchaser is aware that an investment in the Notes is high risk, involving a number of very significant risks and has carefully read and considered the matters set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, filed with the SEC on October 27, 2015 (File No. 000-53557) and, in particular, acknowledges that the Company has a limited operating history, has had operating losses since inception, and is engaged in a highly competitive business;

(s) The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Rule 501(a)(3) of Regulation D and as set forth on the Accredited Investor Certification contained herein and agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with U.S. federal and state securities laws in connection with the purchase and sale of the Securities.  Any information that has been, or will be, furnished by the Purchaser to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission;

(t) The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Notes, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities underlying the Notes, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(u) The Purchaser and its Advisers have been furnished with all documents and materials relating to the business, finances and operations of the Company and all such other information that the Purchaser and/or its Advisers have requested and deemed material to making an informed investment decision regarding its securities. The Purchaser and the Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company has such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained herein and all documents received or reviewed in connection with the purchase of the Notes and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business of the Company deemed relevant by the Purchaser or the Advisers, including the annual reports, quarterly reports, current reports, registration statements and other information filed by the Company with the SEC (see www.sec.gov), and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and the Advisers;

(v) Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of the Notes. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Notes;

(w) The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in development-stage companies with limited operating histories. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Notes will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;

(x) The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or the Advisers, if any, consider material to its decision to make this investment;

(y) The Purchaser acknowledges that any estimates or forward-looking statements or projections included in this Subscription Agreement were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon;

(z) No oral or written representations have been made, or oral or written information furnished, to the Purchaser or the Advisers, if any, in connection with the Offering which are in any way inconsistent with the information contained herein;

(aa) Within five days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(bb) In evaluating the suitability of an investment in the Units, the Purchaser has read and is making the representations set forth in Appendix B to this agreement.

5. Representations and Warranties of the Company. Except as otherwise  disclosed herein or in the Company’s SEC Filings (as defined below), the Company represents and warrants to each Purchaser that:

(a) Each of the Company and its subsidiaries is a corporation duly organized and validly existing in good standing under the laws of its respective state of incorporation, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect (as defined below).

(b) (i) The Company has the requisite corporate power and authority to enter into  and perform this Subscription Agreement, the Security Agreement, the Notes, the Warrants and all other documents necessary or desirable to effect the transactions contemplated hereby (collectively with any other documents or agreements executed in connection with the transactions contemplated hereunder, the “Transaction Documents”) to which it is a party and to issue the applicable Securities,  in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Subscription Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities have been duly authorized by the Company’s Board of Directors (the “Board of Directors”) and no further consent or authorization is required by the Company, the Board of Directors or the Company’s stockholders, (iii) the Transaction Documents, assuming the due authorization and execution of each of the Purchasers, will be duly executed and delivered by the Company or its subsidiary (as applicable), (iv) the Transaction Documents  when executed will constitute the valid and binding obligations of the Company or its subsidiary (as applicable) enforceable against the Company or its subsidiary (as applicable) in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

(c) The authorized and outstanding capital stock of the Company is described in the SEC Filings. Except as set forth in the SEC Filings or as contemplated by the Transaction Documents, there are no subscriptions, convertible securities, options, warrants or other rights (contingent or otherwise) currently outstanding to purchase any of the authorized but unissued capital stock of the Company. Except as set forth in the SEC Filings or as contemplated by the Transaction Documents, the Company has no obligation to issue shares of its capital stock, or subscriptions, convertible securities, options, warrants, or other rights (contingent or otherwise) to purchase any shares of its capital stock or to distribute to holders of any of its equity securities, any evidence of indebtedness or asset. No shares of the Company’s capital stock are subject to a right of withdrawal or a right of rescission under any applicable securities law. There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company. To the knowledge of the Company, there are no agreements to which the Company is a party or by which it is bound with respect to the voting (including without limitation voting trusts or proxies), registration under any applicable securities laws, or sale or transfer (including without limitation agreements relating to pre-emptive rights, rights of first refusal, co-sale rights or “drag-along” rights) of any securities of the Company. To the knowledge of the Company, there are no agreements among other parties, to which the Company is not a party and by which it is not bound, with respect to the voting (including without limitation voting trusts or proxies) or sale or transfer (including without limitation agreements relating to rights of first refusal, co-sale rights or “drag-along” rights) of any securities of the Company.

(d) The Notes are duly authorized.  The Conversion Shares and Warrant Shares will be duly authorized at the time of issuance and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Conversion Shares and Warrant Shares shall be deemed to be restricted securities and shall contain an appropriate legend.

(e) The execution, delivery and performance of this Subscription Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation of the Company (the “Articles of Incorporation”), any certificate of designations of any outstanding series of preferred stock of the Company or the By-Laws of the Company (the “By-Laws”) or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected except for those which would not reasonably be expected to have a material adverse effect on the assets, business, condition (financial or otherwise), results of operations or future prospects of the Company (a “Material Adverse Effect”). Except those which would not reasonably be expected to have a Material Adverse Effect, the Company is not in violation of any term of or in default under its Articles of Incorporation or By-Laws. Except those which would not reasonably be expected to have a Material Adverse Effect, the Company is not in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company. The business of the Company is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity, except to the extent it would reasonably be expected not to have a Material Adverse Effect. Except as specifically contemplated by this Subscription Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Subscription Agreement in accordance with the terms hereof.  All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence (except for filings pursuant to Regulation D or the corresponding provisions of applicable state securities laws) have been obtained or effected on or prior to the date hereof. The Company is unaware of any facts or circumstance, which might give rise to any of the foregoing.

(f) Since the filing of the Company’s Annual Report on Form 10-K on October 27, 2015, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing and all other documents filed with the SEC prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the “SEC Filings”). The SEC Filings are available to the Purchasers via the SEC’s EDGAR system. As of their respective dates, the SEC Filings complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Filings, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the audited financial statements of the Company included in the Company’s SEC Filings for the fiscal years ended December 31, 2014, December 31, 2013 and December 31, 2012, and the subsequent unaudited interim financial statements included in the Company’s SEC Filings (collectively, the “Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements were prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). As of the date hereof, there are no outstanding or unresolved comments in comment letters received from the staff of the SEC with respect to any of the SEC Filings. No other information provided by or on behalf of the Company to the Purchaser including, without limitation, information referred to in this Subscription Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) Except as set forth in the SEC filings, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, wherein an unfavorable decision, ruling or finding would (i) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Subscription Agreement or any of the other Transaction Documents, or (ii) reasonably be expected to have a Material Adverse Effect.

(h) The Company acknowledges and agrees that each Purchaser is acting solely in  the capacity of an arm’s length purchaser with respect to this Subscription Agreement and the transactions contemplated hereby. The Company further acknowledges that each Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Subscription Agreement and the transactions contemplated hereby and any advice given by such Purchaser or any of their respective representatives or agents in connection with this Subscription Agreement and the transactions contemplated hereby is merely incidental to such Purchaser’s purchase of the Securities. The Company further represents to the Purchasers that the Company’s decision to enter into this Subscription Agreement has been based solely on the independent evaluation by the Company and its representatives.

(i) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of any of the Securities.

(j) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act.

(k) The Company is not involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened. None of the Company’s employees is a member of a union, and the Company believes that its relations with its one employee are good.

(l) The Company does not own any real property.  The Company has good and marketable title to all of its personal property and assets free and clear of any material restriction, mortgage, deed of trust, pledge, lien, security interest or other charge, claim or encumbrance, other than any restriction, mortgage, deed of trust, pledge, lien, security interest or other charge, claim or encumbrance described on Schedule 5(l) (collectively, the “Permitted Liens”), which would reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Filings, with respect to properties and assets it leases, the Company is in material compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances, other than Permitted Liens, which would reasonably be expected to have a Material Adverse Effect.

(m) Except as otherwise provided in this Subscription Agreement, the Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties.

(n) The Company acknowledges that the Purchasers are relying on the representations and warranties made by the Company hereunder and in the Company’s SEC filings and that such representations and warranties are a material inducement to the Purchasers purchasing the Notes. The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Purchasers would not enter into this Subscription Agreement.

(o) The Company does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Subscription Agreement.

(p) Except as described in Schedule 5(p), no indebtedness of the Company, at the Closing, will be senior to, or pari passu with, the Notes in right of payment, whether with respect to payment or redemptions, interest, damages, upon liquidation or dissolution or otherwise.

(q) Neither the Company nor any Affiliate has any agreement or understanding with any Purchaser with respect to the transactions contemplated by this agreement and the Transaction Documents other than as specified in this agreement and the Transaction Documents.

(r)  None of the Company or any of its subsidiaries is or intends to become a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(s) None of the Company or any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, Affiliate or person acting on behalf of any of the Company or any of its subsidiaries, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Notes, or lend, contribute or otherwise make available such proceeds to any other person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(t) The operations of each of the Company and its subsidiaries have been conducted at all times in compliance with the money laundering requirements of all applicable governmental authorities and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental authority (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental authority or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(u) Except as previously disclosed to the Purchasers and listed on Schedule 5(u), neither the Company, nor, to the Company’s knowledge, any of its officers, directors or shareholders owning more than 10% of the outstanding Common Stock (an “Affiliate”), nor, to its knowledge, any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this agreement and the Transaction Documents to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Securities pursuant to Rule 506 under the Securities Act, nor will the Company or any of its Affiliates take any action or steps that would cause the offering of the Units to be integrated with other offerings. Since the filing of the Company’s Annual Report on Form 10-K on October 27, 2015, other than as contemplated under this agreement and the Transaction Documents, the Company has not offered or sold any of its equity securities or debt securities convertible into shares of Common Stock.

(v) The Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the rules and regulations promulgated thereunder, that are effective and for which compliance by the Company is required as of the date hereof.

(w) The Company is not a “holding company” or a “public utility company” as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not, and as a result of and immediately upon the Closing will not be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.  The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended.

(x) Except for the filing of any notice prior or subsequent to the Closing Date that may be required under applicable state and/or federal securities laws (which if required, shall be filed on a timely basis), including the filing of a Form D and a registration statement or statements pursuant to the Registration Rights Agreement, no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Securities, or for the performance by the Company of its obligations under this agreement and the Transaction Documents, except where the failure to obtain such authorization, consent, approval, license, exemption, filing or registration would not reasonably be expected to result in a Material Adverse Effects.

(y) Absence of Certain Developments. Except as disclosed on Schedule 5(y), since the filing of the Company’s Annual Report on Form 10-K on October 27, 2015, other than in the ordinary course of business, neither the Company, nor any of its subsidiaries has:

•	issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

•
borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the business of the Company and any  subsidiary;

•	discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

•
declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

•	sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

•
sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business or to the Purchasers or their representatives;

•	suffered any material losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

•	made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

•	made capital expenditures or commitments therefor that aggregate in excess of $50,000;

•	entered into any other transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business;

•	made charitable contributions or pledges in excess of $10,000;

•	suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

•	experienced any material problems with labor or management in connection with the terms and conditions of their employment;

•	effected any two or more events of the foregoing kind which in the aggregate would be material to the Company or any of its subsidiaries; or

•	entered into an agreement, written or otherwise, to take any of the foregoing actions.

6. Closing.  Subject to the terms and conditions of this agreement, at each Closing (as defined below) the Company shall deliver or cause to be delivered to each Purchaser (a) a Note in the form attached hereto as Exhibit A, Exhibit B or Exhibit C, whichever is applicable; and (b) any other documents required to be delivered pursuant to Section 7 hereof.

(a) Initial Closing.  Subject to all conditions to closing being satisfied or waived (other than those conditions that by their nature will be satisfied at the closing), the closing of the purchase and sale of the Series A Notes (the “Stage I Closing”), the closing of the purchase and sale of the minimum principal amount of the Series B Notes (the “Minimum Stage II Closing”) and the closing of the purchase and sale of the minimum principal amount of the Series C Notes (the “Minimum Stage III Closing” and, collectively with the Stage I Closing and the Minimum Stage II Closing, the “Initial Closing”) shall take place at the offices of Thompson Hine LLP at 355 Madison Avenue, 11th Floor, New York, New York on the date of this agreement (the “Initial Closing Date”).  At the Initial Closing, the Company shall issue to the applicable Purchaser(s) (i) a Series A Note or Series A Notes in principal amount equal in the aggregate to the amount of the Series A Advances, (ii) a Series B Note or Series B Notes in minimum principal amount equal in the aggregate to the amount of the Series B Advances and (iii) a Series C Note or Series C Notes in minimum principal amount equal in the aggregate to the amount of Series C Advances.

(b) Subsequent Closing(s).

(i) Following the Initial Closing, the Purchasers shall have the right, at their sole discretion, to purchase at one or more closings (A) additional Series B Notes up to a maximum principal amount of $1,023,773.63 and (B) additional Series C Notes up to a maximum principal amount of $1,692,153.85.  To exercise such right, the Purchasers shall deliver to the Company a counterpart signature page to this Subscription Agreement indicating the principal amount of additional Series B Notes and/or Series C Notes for which they desire to subscribe and, within three business days thereafter, the Purchasers shall pay to the Company the purchase price for such additional Notes.

(ii) Subject to all conditions to closing being satisfied or waived (other than those conditions that by their nature will be satisfied at the closing), the closing of the purchase and sale of any additional Series B Notes (the “Subsequent Stage II Closing”) and/or any additional Series C Notes (the “Subsequent Stage III Closing”, collectively with Subsequent Stage II Closing, sometimes referred to as “Subsequent Closing”) shall take place at the offices of Thompson Hine LLP at 355 Madison Avenue, 11th Floor, New York, New York, or such other or place as a majority of the Purchasers and the Company shall have agreed, on the date that sufficient funds for such purchase are received by the Company (the “Subsequent Closing Date”).  At each Subsequent Closing, the Company shall issue to the applicable Purchaser(s) a Series B Note or Series B Notes and/or a Series C Note or Series C Notes, as applicable, in the aggregate principal amount subscribed for by such Purchaser(s).  The Initial Closing Date and each Subsequent Closing Date may be referred to herein as a “Closing Date”.

7. Closing Conditions and Deliveries.

(a) The obligation hereunder of the Company to issue and sell the Notes to the Purchasers is subject to the satisfaction or waiver, at or before the applicable Closing, of each of the conditions set forth below.  These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(i)
Accuracy of Each Purchaser’s Representations and Warranties. The representations and warranties of each Purchaser in this agreement and each of the other Transaction Documents to which such Purchaser is a party shall be true and correct in all material respects as of the date when made and as of the applicable Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

(ii)
Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this agreement to be performed, satisfied or complied with by such Purchaser at or prior to such Closing.

(iii)
No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this agreement.

(iv)	Delivery of Purchase Price. The Purchase Price for each of the Notes sold shall have been delivered to the Company.

(v)	Delivery of Transaction Documents. The Transaction Documents to which the Purchasers are parties shall have been duly executed and delivered by the Purchasers to the Company.

(vi)
Delivery of Promissory Notes Listed in Appendix A.  Set forth in Appendix A is a list of each promissory note issued by the Company to the Purchasers in connection with the Series A Advances, the Series B Advances and the Series C Advances.  The original copy of each such promissory note shall have been delivered by the Purchasers to the Company for conversion and cancellation in connection with the purchase and sale of Notes hereunder.

(b) The obligation hereunder of each Purchaser to acquire and pay for the Notes is subject to the satisfaction or waiver, at or before the applicable Closing, of each of the conditions set forth below. These conditions are for each Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion.

(i)
Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company in this agreement and the other Transaction Documents that are qualified by materiality or by reference to any Material Adverse Effect shall be true and correct in all respects, and all other representations and warranties shall be true and correct in all material respects, as of the date when made and as of the applicable Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all respects as of such date.

(ii)
Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this agreement to be performed, satisfied or complied with by the Company at or prior to such Closing.

(iii)
No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this agreement and the Transaction Documents.

(iv)
No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any of its subsidiaries, or any of the officers, directors or affiliates of the Company or any of its subsidiaries, seeking to restrain, prevent or change the transactions contemplated by this Agreement and the Transaction Documents, or seeking damages in connection with such transactions.

(v)	Registration Rights Agreement. The Company shall have executed and delivered to the Purchaser the Registration Rights Agreement.

(vi)
Delivery of Notes. The Company shall have executed and delivered to the Purchaser, at the address as set forth next to such Purchaser’s name on the signature page hereof, the Notes being acquired by such Purchaser at such Closing.

(vii)	Resolutions. The Board of Directors of the Company shall have adopted resolutions consistent with Section 5(b) hereof in a form reasonably acceptable to such Purchaser (the “Resolutions”).

(viii)
Reservation of Shares. The Company shall have reserved from its authorized and unissued Common Stock the lesser of (A) a sufficient number of shares, free from preemptive rights, to provide for the issuance of (I) Conversion Shares upon the full conversion of each Note being purchased at such Closing and (II) Warrant Shares upon the full exercise of any Warrants issuable to the Purchasers upon conversion of any Series A Notes being purchased at such Closing, and (B) such number of shares as are then available to be reserved for the issuance of (I) Conversion Shares upon the full conversion of each Note being purchased at such Closing and (II) Warrant Shares upon the full exercise of any Warrants issuable to the Purchasers upon conversion of any Series A Notes being purchased at such Closing.

(ix)
Secretary’s Certificate. The Company shall have delivered to such Purchaser a secretary’s certificate, dated as of the applicable Closing Date, as to (A) the resolutions adopted by the Board of Directors of the Company consistent with Section 5(b), (B) the Articles of Incorporation, (C) the By-Laws, and (D) the authority and incumbency of the officers of the Company executing this agreement and the other Transaction Documents.

(x)
Officer’s Certificate. The Company shall have delivered to the Purchaser a certificate of an executive officer of the Company, dated as of the applicable Closing Date, confirming that the conditions specified in Sections 7(b)(i) and (ii) have been satisfied.

(xi)
Stop Orders. No stop order or suspension of trading shall have been imposed by the Commission or any other governmental or regulatory body having jurisdiction over the Company or the trading market(s) where the Common Stock is listed or quoted, with respect to public trading in the Common Stock.

8. Registration and Listing. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 4, no registration under the Securities Act is required for the offer and sale of the Securities by the Company under this agreement.  The Company shall enter into a Registration Rights Agreement with the Purchasers substantially in the form attached hereto as Exhibit E.

9. Use of Proceeds.  The net proceeds of the Stage I Offering (i.e., the Series A Advances) were used primarily to construct, move and assemble the Demonstration Plant.  The net proceeds of the Stage II Offering shall be used primarily for completing the commissioning of the Demonstration Plant.  The net proceeds of the Stage III Offering shall be used by the Company primarily for repayment of certain convertible promissory notes that are outstanding as of the date of this agreement and general working capital.  Notwithstanding the foregoing, the Company may use net proceeds of the Offering for other purposes upon the written approval of the Majority Holders (as defined below).

10. Purchaser Discount Fees. In connection with and at the time of each Closing, the Company shall pay to each Purchaser of a Note at such Closing, or such Purchaser’s assigns, a structuring fee equal to 5% of the Purchase Price paid by such Purchaser with respect to such Note.  In addition, each Purchaser of a Series A Note is entitled to receive a number of units of securities equal to 5% of the Purchase Price paid by such Purchaser at the applicable Stage I Closing, with each unit consisting of one share of Common Stock and one five-year warrant (the “Series A Discount Fee Warrant”) to purchase one share of Common Stock at a price of $0.10 per share.  Each Purchaser of a Series B Note is entitled to receive a number of five-year warrants (the “Series B Discount Fee Warrants”) equal to 5% of the Purchase Price paid by such Purchaser at the applicable Stage II Closing, with each Series B Discount Fee Warrant exercisable for one share of Common Stock at a price of $0.12 per share.  Each Purchaser of a Series C Note is entitled to receive a number of five-year warrants (the “Series C Discount Fee Warrants”, together with the Series A Discount Fee Warrants and Series B Discount Fee Warrants, the “Discount Fee Warrants”) equal to 5% of the Purchase Price paid by such Purchaser at the applicable Stage III Closing, with each Series C Discount Fee Warrant exercisable for one share of Common Stock at a price of $0.15 per share.

11. Expense Reimbursement. The Company shall reimburse the Purchasers for all reasonable out of pocket fees, costs and expenses incurred by the Purchasers relating to the purchase of the Notes and related transactions including, but not limited to, diligence investigation costs and document preparation and negotiation, up to a maximum of $25,000 in the aggregate for all Purchasers, among which, $10,000 has been advanced by the Company to the Purchasers, prior to the date hereof, to pay the related legal expenses prior to the date of this agreement. Purchasers will be responsible for the payment of any finder fees, broker fees, commissions or similar fees applicable to the offer and sale of the Notes.

12. Exclusivity. During the 30-day period following the date of this Subscription Agreement (the “Subsequent Subscription Period”), the Purchasers shall have the exclusive right to purchase the Series B Notes and/or Series C Notes offered on the terms provided herein.  During the Subsequent Subscription Period, the Company shall not directly or indirectly solicit, encourage, initiate or provide any information to any person, entity or group, other than the Purchasers, concerning the Notes or related matters that would conflict with, or preclude, consummation of the purchase of the Notes.  Notwithstanding the foregoing, in the event the Majority Holders (as defined below) have notified the Company in writing of their decision not to purchase Notes in connection with the Stage II Offering or the Stage III Offering prior to the expiration of the Subsequent Subscription Period, the Company shall have the right to offer and sell to any person, entity or group, other than the Purchasers, the Series B Notes and Series C Notes in accordance with the terms set forth in this Agreement.

13. Right of First Refusal.  If a Purchaser has purchased one or more Notes with an aggregate Purchase Price of at least $3,000,000, such Purchaser shall have the right, from and after the issuance of such Notes until the third anniversary of the issuance date under such Notes, to participate in subsequent (a) debt financings by the Company, based on such Purchaser’s pro rata ownership of the Notes, and (b) equity financings by the Company, based on such Purchaser’s pro rata equity ownership of Common Stock, on a fully-diluted basis, provided that such Purchaser holds more than $1,500,000 of the Notes.  The rights granted to a Purchaser under this Section 13 shall terminate if the Purchasers fail to subscribe for and purchase all of the Series B Notes offered in the Stage II Offering within 30 days after the date of this Subscription Agreement and all of the Series C Notes offered in the Stage III Offering within 60 days after the date of this Subscription Agreement, or upon the occurrence of any of the following events (each, an “Expiration Event”):  (i) a secondary public offering of at least $25,000,000 of the Company’s Common Stock; (ii) a change of control of the Company as a result of (A) any person or group of persons within the meaning of § 13(d)(3) of the Exchange Act becoming the beneficial owner, directly or indirectly, in a single transaction or a series of transactions, of twenty percent (20%) or more of the total fair market value or total voting power of the stock in the Company, (B) the sale of all or substantially all of the Company’s assets to an entity that is not a subsidiary of the Company, or (C) a merger, consolidation or reorganization involving the Company, following which the current stockholders of the Company as of the date of this Subscription Agreement (the “Current Stockholders”) will not have voting power with respect to at least fifty percent (50%) of the voting securities entitled to vote generally in the election of directors of the surviving entity; or (D) the consummation of a sale by the Current Stockholders to a third party of some or all of the shares of Common Stock held by the Current Stockholders, which sale results in the Current Stockholders having voting power with respect to less than fifty percent (50%) of the voting securities entitled to vote in the election of directors of the Company; or (iii) the number of shares of Common Stock held by such Purchaser, together with the number of shares of Common Stock issuable to such Purchaser upon conversion of all Notes held by such Purchaser, is less than ten percent (10%) of the Company’s Common Stock on a fully-diluted basis.

14. Right to Nominate Board Members. After all Series A Notes have been purchased in the Stage I Offering, the Majority Holders shall have the right to nominate one director to the Company’s Board of Directors.  After all of the Series B Notes have been purchased in the Stage II Offering, the Majority Holders shall have the right to nominate one additional director to the Company’s Board of Directors.  The service of any director candidate nominated by the Majority Holders pursuant to this Section 14 shall be subject to (a) such director candidate being qualified to serve on the Board of Directors and (b) such director candidate being duly elected by the shareholders of the Company at an annual meeting of the shareholders.  The rights granted to the Purchasers under this Section 14 shall terminate upon the occurrence of any Expiration Event except to the extent that the occurrence of such event is caused by the Conversion Limit set forth in Section 2.04 of the Note.

15. Payment.  Payment of Purchase Price for each Note shall be made in accordance with the instructions set forth in Appendix C. Notwithstanding the foregoing, the Series A Advances shall convert into Series A Notes, the Series B Advances shall convert into Series B Notes and the Series C Advances shall convert into Series C Notes on the date of this agreement in accordance with the Section 6, and each document evidencing such advances shall be void immediately upon such conversion.

16. Termination of the Offering. The Offering shall terminate upon the sale of Notes with an aggregate of $7,591,472.38 in face or principal amount; provided, however, that if the Purchasers fail to subscribe for and purchase all of the Series B Notes offered in the Stage II Offering within 30 days after the date of this Subscription Agreement or all of the Series C Notes offered in the Stage III Offering within 60 days after the date of this Subscription Agreement, then the Company shall have the right to terminate the Offering, in its sole discretion, at any time thereafter.

17. Indemnification.

(a) The Company agrees to indemnify and hold harmless the Purchasers (and their respective directors, officers, managers, partners, members, shareholders, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Purchasers as a result of any breach of the representations, warranties or covenants made by the Company herein. Each Purchaser severally but not jointly agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Company as a result of any breach of the representations, warranties or covenants made by such Purchaser herein. The maximum aggregate liability of each Purchaser pursuant to its indemnification obligations under this Section 17 shall not exceed the Purchase Price paid by such Purchaser hereunder. In no event shall any Indemnified Party (as defined below) be entitled to recover consequential or punitive damages resulting from a breach or violation of this Agreement.

(b) Any party entitled to indemnification under this Section 17 (an “Indemnified Party”) will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 17 except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an Indemnified Party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the Indemnified Party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. In the event that the indemnifying party advises an Indemnified Party that it will contest such a claim for indemnification hereunder, or fails to notify the Indemnified Party, in writing, within thirty (30) days after receiving notice of the indemnification claim, of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the Indemnified Party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the Indemnified Party’s costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action, proceeding or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party which relates to such action or claim. The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the Indemnified Party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall be liable for a settlement if the indemnifying party is advised of the settlement offer but fails to respond to such settlement offer within thirty (30) days of receipt of such notification. Notwithstanding anything in this Section 17 to the contrary, the indemnifying party shall not, without the Indemnified Party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the Indemnified Party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the Indemnified Party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

18. Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives, and permitted assigns.

19. Modification. This Agreement and the other Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents, neither the Company nor any of the Purchasers makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement nor any of the Transaction Documents may be waived or amended other than by a written instrument signed by the Company and the holders of at least fifty percent (50%) of the Notes then outstanding (the “Majority Holders”), and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents or holders of Notes, as the case may be.

20. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement and any of the Transaction Documents must be in writing and will be deemed to have been delivered: (i) upon receipt, if delivered personally; (ii) when sent, if sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) when sent, if sent by e-mail (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s e-mail server that such e-mail could not be delivered to such recipient) and (iv) if sent by overnight courier service, one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

Clean Coal Technologies, Inc.
295 Madison Avenue , 12th Floor
New York, New York 10017
Attention: Robin Eves, President and Chief Executive Officer
Email: reves@cleancoaltechnologiesinc.com

With a copy (for informational purposes only) to:

Thompson Hine LLP
355 Madison Avenue, 11th Floor
New York, New York 10017
Facsimile: (212) 344-6101
Email: faith.charles@thompsonhine.com
Attention: Faith L. Charles, Esq.

If to the Purchasers:

To its address, facsimile number or e-mail address (as the case may be) set forth in the signature page hereof.

With a copy (for informational purposes only) to:

Hunter Taubman Fischer, LLP
1450 Broadway, Floor 26
New York, New York 10018
Telephone: 212-732-7184
Email: ltaubman@htflawyers.com
Facsimile:  (212) 202-6380
Attention:  Louis Taubman, Esq.,

21. Assignability. Except as otherwise provided herein, this Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Notes and the underlying securities shall be made only in accordance with  all applicable laws.

22. Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Lender from bringing suit or taking other legal action against the Company or any Subsidiary in any other jurisdiction to collect on the Company’s or such Subsidiary’s (as the case may be) obligations to the Lender or to enforce a judgment or other court ruling in favor of the Lender. EACH OF THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THE COURT SHALL BE THE COURT TO RETAIN JURISDICTION TO ENFORCE THE TERMS OF THIS AGREEMENT. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

23.  Blue Sky Qualification. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for issuance to the Purchasers pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchasers. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and issuance of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable federal, state, local and foreign laws, statutes, rules, regulations and the like relating to the offering and issuance of the Securities to the Lender.

24. Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

25. Confidentiality. Each Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. Each Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

26. Reservation of Shares. The Company covenants that, upon the repayment of those certain convertible promissory notes that are outstanding as of the date of this agreement (as contemplated in Section 9) and the release of Common Stock previously reserved for issuance upon conversion of such convertible promissory notes (the “Released Shares”), the Company shall reserve from the Released Shares, as such shares become available for reservation, a sufficient number of shares (to the extent available), free from preemptive rights, to provide for the issuance of (A) Conversion Shares upon the full conversion of each Note purchased or to be purchased hereunder and (B) Warrant Shares upon the full exercise of any Warrants issuable to the Purchasers upon conversion of any Series A Notes issued hereunder.  If the number of authorized and unissued shares of Common Stock (including the Released Shares) is insufficient to achieve the necessary reserve at such time, the Company shall use its reasonable efforts to obtain any necessary shareholder consent to increase the authorized number of shares of Common Stock in order to accommodate the reserve contemplated by this Section 26.

27. Miscellaneous.

(a) This Subscription Agreement, together with the attached Exhibits, constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.  In the event that any signature is delivered by facsimile transmission or by electronic delivery of a data file containing an electronic facsimile of a signature, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile were an original thereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the Company and the Majority Holders.

(b) The representations and warranties of the Company and the Purchaser made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the Notes.

(c) Except as set forth in Section 11, each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d) This Subscription Agreement may be executed in one or more counterparts each of which may be executed by less than all of the parties and shall be deemed an original, but all of which shall together constitute one and the same instrument, enforceable against the parties actually executing such counterparts. The exchange of copies of the Subscription Agreement and of signature pages by facsimile transmission or in pdf format shall constitute effective execution and delivery of this Subscription Agreement as to the parties and may be used in lieu of the original Subscription Agreement for all purposes. Signatures of the parties transmitted by facsimile or in pdf format shall be deemed to be their original signatures for all purposes.

(e) Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f) Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized officer as of the date first above written.

CLEAN COAL TECHNOLOGIES INC.

By:   /s/ Robin Eves

Name:   Robin Eves

Title:     President and Chief Executive Officer

Purchaser hereby elects to subscribe under the Subscription Agreement for a total of $__________ in principal/face amount of Series A Notes at an aggregate price of $_____________;

$__________ in principal/face amount of Series B Notes at an aggregate price of $_____________;

$__________ in principal/face amount of Series C Notes at an aggregate price of $_____________;

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Subscription Agreement (including any of the Transaction Document attached hereto as an exhibit), dated as of November 25, 2015, by and among Clean Coal Technologies, Inc. and the Purchasers (as defined therein), as to the Notes in principal/face amount as set forth above, and authorizes this signature page to be attached to the Subscription Agreement and any of the Transaction Document attached hereto as an Exhibit.

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)
Signature(s) of Purchaser(s)	Signature
Date	Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY OR TRUST:

CCTC Acquisition Partners LLC
Name of Partnership, Corporation, Limited Liability Company or Trust	Federal Taxpayer Identification Number
By: /s/ Patrick Imeson
Patrick Imeson Manager November 25, 2015	State of Organization
Date	Address

[Purchaser’s Signatory Page]

Purchaser hereby elects to subscribe under the Subscription Agreement for a total of $__________ in principal/face amount of Series A Notes at an aggregate price of $_____________;

$__________ in principal/face amount of Series B Notes at an aggregate price of $_____________;

$__________ in principal/face amount of Series C Notes at an aggregate price of $_____________;

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Subscription Agreement (including any of the Transaction Document attached hereto as an exhibit), dated as of November 25, 2015, by and among Clean Coal Technologies, Inc. and the Purchasers (as defined therein), as to the Notes in principal/face amount as set forth above, and authorizes this signature page to be attached to the Subscription Agreement and any of the Transaction Document attached hereto as an Exhibit.

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)
Signature(s) of Purchaser(s)	Signature
Date	Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY OR TRUST:

Name of Partnership, Corporation, Limited Liability Company or Trust	Federal Taxpayer Identification Number
By:
Name: Title:	State of Organization
Date	Address

[Purchaser’s Signatory Page]

Appendix B

ACCREDITED INVESTOR REPRESENTATIONS AND ACKNOWLEDGEMENT

ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only

(All individual investors must INITIAL where appropriate. Where there are joint investors both parties must INITIAL):

Initial _________
I certify that I have a “net worth” of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse. For purposes hereof, “net worth” shall be deemed to include all of your assets, liquid or illiquid (excluding the value of your principal residence), minus all of your liabilities (excluding the amount of indebtedness secured by your principal residence up to its fair market value).

Initial _________
I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

For Non-Individual Investors
(all Non-Individual Investors must INITIAL where appropriate):

Initial
The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for Individual Investors, above.

Initial
The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5,000,000 and was not formed for the purpose of investing in Company.

Initial
The undersigned certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings  and  loan  association,  insurance  company  or  registered  investment adviser.

Initial	The undersigned certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of the Purchase Agreement.

Initial	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors, above.

Initial	The undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial
The undersigned certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in Company.

Initial
The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Appendix C
Subscription Instructions

To subscribe for Notes in the private offering of Clean Coal Technologies, Inc.:

1.	Complete and Sign the Purchaser Signatory Page

2.	Initial the Accredited Investor Certification in Appendix B.

3.	Complete and Sign the Investor Registration Form in Appendix D.

4.	Fax or email all forms and then send all signed original documents to:

Clean Coal Technologies, Inc.
295 Madison Avenue , 12th Floor
New York, New York 10017

5.
The minimum investment that can be made by any subscriber is $1,000; however, an investment of less than $1,000 may be accepted, at the sole discretion of the Company . Any prospective investor who decides to purchase Notes should deliver the following items:

(a)	A check or certified funds payable to the order of “Clean Coal Technologies, Inc.” in an amount equal to the total subscription price, should be delivered to

Clean Coal Technologies Inc.
295 Madison Avenue , 12th Floor
New York, New York 10017

or

(b)	A wire transfer of immediately available funds to the following account maintained at .

Clean Coal Technologies, Inc.
ABA #:
A/C #:

Appendix D

SUBSCRIBER REGISTRATION

1. Type of Account (Please check one):

Individual Account                                                      ______

Joint Account                                                                ______

Joint Tenant with Right of Survivorship (“JTWROS”)                          ______
Tenants in Common                                                                                     ______
Tenants by the Entirety                                                                               ______
Community Property                                                                                    ______

* If no box below is checked, we will issue the securities as JTWROS

Pension or Profit Sharing                                             _______

IRA                                                                                  _______

Corporation, Partnership, Trust,
Association or Other Entity                                        _______

2. Subscriber Information:

Name of Applicant, Custodian, Corporation, Trust or Beneficiary
Male or Female
Date of Birth
Soc. Sec./Tax ID #
Please check here if this Soc. Sec/Tax ID # is responsible for taxes. We will report this number to the IRS.

Name of Joint Tenant or Trustee (if applicable)
Male or Female
Date of Birth
Soc. Sec./Tax ID #
Please check here if this Soc. Sec/Tax ID # is responsible for taxes. We will report this number to the IRS.

Name of Additional Trustee (if applicable)

3. Marital Status: ________________________

4. Investment Amount:

Investment Amount (minimum investment is $1,000)       $_____________

5. Contact Information (This address will be used for mailing unless you indicate otherwise):

INDIVIDUAL CONTACT INFORMATION:

____________________________________________________________
Street Address                                                      Unit #

____________________________________________________________
City, State                                           Zip Code

____________________________________________________________
Home Phone Number (with area code)

____________________________________________________________
Fax Number (with area code)

____________________________________________________________
Email Address

ENTITY CONTACT INFORMATION:

____________________________________________________________
Name of Company

____________________________________________________________
Contact Name

____________________________________________________________
Street Address                                                      Suite/Floor

____________________________________________________________
City, State                                           Zip Code

____________________________________________________________
Business Phone Number (with area code)

____________________________________________________________
Fax Number (with area code)

____________________________________________________________
Email Address

6. Type of Government Issued Identification:

____________________________________________________________
Type of Government Issued Identification

____________________________________________________________
Place of Issuance

____________________________________________________________
Identification Number

7.  Beneficial Ownership of Company Securities:

Please list all securities of the Company (other than the Units for which you are subscribing) that you own:

Number of Securities	Type of Company Securities (e.g., shares of Common Stock)

8.  Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes             No

Note:	If yes, the staff of the Securities and Exchange Commission has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

Yes             No

(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Units in the ordinary course of business, and at the time of the purchase of the Units (the securities underlying which will be registrable under the Registration Rights Agreement (the “Registrable Securities”), you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes             No

Note:
If your response to the foregoing question is “No”, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement relating to the Registrable Securities.

9.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here: